                               JOHN HANCOCK FUNDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


                                    SOVEREIGN
                                    ACHIEVERS
                                      FUND



                                  ANNUAL REPORT


                                OCTOBER 31, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                    Chairman
                              William A Barron III*
                               Douglas M. Costle*
                                Leland O. Erdahl*
                               Richard A. Farrell*
                                William F.Glavin*
                                 Patrick Grant*
                               Ralph Lowell, Jr.*
                                 John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                                Vice Chairman and
                            Chief Investment Officer
                                 Anne C. Hodson
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                            Senior Vice President and
                             Chief Financial Officer
                                 Susan S. Newton
                     Vice President, Assistant Secretary and
                               Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                        Investors Bank and Trust Company
                                 89 South Street
                           Boston, Massachusetts 02111

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse llp
                               160 Federal Street
                           Boston, Massachusetts 02110


                               CHAIRMAN'S MESSAGE


DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through October, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by more than 25%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

     On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

     We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

     Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

     Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/ EDWARD J. BOUDREAU, JR.
---------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                             BY JOHN SNYDER FOR THE
                            PORTFOLIO MANAGEMENT TEAM


                                  JOHN HANCOCK
                            SOVEREIGN ACHIEVERS FUND


                  STOCKS RALLY STRONGLY; SLOWER ECONOMIC GROWTH
                    BODES WELL FOR HIGH-QUALITY GROWTH STOCKS

So far it has been a great year for stocks. From the start of the year through the end of October, the market has soared 29% -- as measured by the Standard & Poor's 500-Stock Index. Red-hot technology stocks have accounted for much of this spectacular move, although they've had a few ups and downs along the way. After soaring in the first half of the year, the group stumbled in mid-July when Intel Corp., one of the market's high-tech darlings, stunned investors with disappointing earnings. The stock dropped 10% on the news, and most other tech stocks sold off in sympathy. Worries about insider sales and third-quarter earnings added to the sector's woes in August. The group, however, has since recovered most of its lost ground, ending October with many tech stocks approaching their July highs.

[A 2 1/2" x 3 1/2" photo of The Sovereign Achievers portfolio management team at bottom right. Caption reads: "The Sovereign Achievers management team (l-r):
Jere Estes, John Snyder, Tom Weary and Jim Moorhead."]

PERFORMANCE SCORECARD

For the year ended October 31, 1995, John Hancock Sovereign Achievers Fund's Class A

                                   [CAPTION]
                 "So far it has been a great year for stocks."

                 John Hancock Funds - Sovereign Achievers Fund

[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Alco Standard 3.9% 2) Pfizer 3.8% 3) Procter & Gamble 3.6% 4) PepsiCo 3.5% 5) Interpublic Group 3.4%. A footnote below reads "As a percentage of net assets on October 31, 1995."]

and Class B shares had total returns of 12.21% and 11.51%, respectively, at net asset value. By comparison, the average growth fund returned 22.14% for the same period, according to Lipper Analytical Services.1 The difference in performance was due to the fact that we own almost no technology stocks, while many of our peers have invested as much as 20% to 50% of their portfolios in the sector.

     We believe the key to successful wealth building lies in sticking to a time-tested investment discipline, no matter which way the markets' winds may blow. So it's not that we don't like technology stocks, they simply don't meet our primary investment criterion. As long-time shareholders know, Sovereign Achievers Fund focuses on companies that have increased their dividends consistently for at least the past five years. Most technology stocks don't fit that bill. In fact, some of these companies didn't even exist five years ago and many don't pay dividends. (There's one exception, however, which we'll discuss later.)

TOP HOLDINGS, TOP PERFORMERS

Our biggest holdings have been our biggest winners this year. PepsiCo, our number four holding, is up more than 45% after a lackluster performance over the last couple of years. Concerns about the Pizza Hut division have faded as Pepsi has introduced new products and services to fend off competition. What's more, its soft drink and snack food businesses have continued their rapid growth.

     Alco Standard was also a strong performer, jumping nearly 40% this year. By acquiring smaller rivals in the highly-fragmented office supply industry, Alco has been able to gain market share and deliver strong earnings growth of 20%. Finally, our large drug holdings, including Abbott Laboratories and Schering-Plough, rebounded strongly as health-care reform fears dissipated and investors once again focused on the positive earnings fundamentals of these companies.

NEW OPPORTUNITIES

Even with the market's strong upward move this year, we've found some attractive new investment opportunities. Below are three of our favorites.

AMP, INC. This is just about the only technology company out there with a history of rising dividends. In fact, it has raised its dividend

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Alco Standard followed by an up arrow and the phrase "Growth in market share." The second listing is Abbott Laboratories followed by an up arrow and the phrase "Strong earnings growth." The third listing is Wal-Mart followed by a down arrow and the phrase "Drop in consumer spending." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

                                   [CAPTION]
        "Our biggest holdings have been our biggest winners this year."

                 John Hancock Funds - Sovereign Achievers Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1995." The chart is scaled in increments of 5% from bottom to top, with 25% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 12.21% total return for the John Hancock Sovereign Achievers Fund: Class A. The second represents the 11.51% total return for the John Hancock Sovereign Achievers Fund: Class B. The third represents the 22.14% total return for the average growth fund. A footnote below reads: "Total returns for John Hancock Sovereign Achievers Fund are at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services.
(1) See page seven for historical performance information."]

consistently for the past 43 years. AMP is the global leader in the market for electrical connectors. Simply put, the company makes the devices that hook personal computers together in local and wide area networks. AMP's capital base and technical prowess have made it the preferred vendor in the industry. We believe that the secular move toward computer networking will sustain AMP's mid-teens earnings growth rate for at least the next several years.

AUTOMATIC DATA PROCESSING (ADP). Corporate America has cut costs about as much as it can with layoffs. As a result, companies are now turning to outsourcing non-essential services as a way to bring costs down even more. ADP is one of the biggest beneficiaries of this trend. The company is one of the leaders in processing payrolls. In fact, one out of seven employees in the U.S. receives a paycheck from ADP. The company also handles back-office functions for brokerage firms, claims processing for insurance companies and servicing agreements for auto dealers.

SIGMA-ALDRICH. Based in St. Louis, Missouri, this company sells specialty research chemicals to pharmaceutical companies and universities. Sigma has a significant edge over competitors, thanks to its low overhead, enormous selection of nearly 76,000 chemical compounds and sophisticated information systems used for distributing products. We believe the company will be able to continue gaining market share and growing its earnings in the 15% range.

THE OUTLOOK
After such a spectacular rally this year, many are wondering whether stocks have more room to run. No one knows for sure and we don't think it's worth the time to worry about where the market is headed in the next quarter or two. Instead, we try to keep a few observations in mind. Inflation is benign, and demographics in the industrialized world will continue to act as a restraint. Productivity is high and U.S. corporations are in their best competitive position in a long time. The supply and demand equation is also favorable as investor appetite for stocks remains strong and new issuance remains flat.

     And most importantly, our high-quality growth stocks, in our opinion, are likely to grow their earnings at almost twice the rate of the market. In the last few months, we saw

----------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

                                   [CAPTION]
      "...we're likely to see earnings drop back to more normal levels..."

                 John Hancock Funds - Sovereign Achievers Fund

signs that corporate earnings were beginning to weaken. It wasn't only among technology stocks such as Intel, but also among cyclicals such as Caterpillar and consumer-staple companies such as Colgate-Palmolive. That's not surprising given that for the last 10 quarters, earnings of companies in the S&P 500-Stock Index have grown at an unusually high rate of 20%. Trees don't grow to the sky, and neither do earnings. In our view, we're likely to see earnings drop back to more normal levels of 8% to 10%. By contrast, the stable growth companies we favor should increase earnings at about 15% to 17%.

     What's more, their stocks are extremely compelling on a valuation basis, selling close to the market multiple. (That is, high-quality growth stocks have price-to-earnings multiples -- a measure of how much you're paying for earnings power -- equal to that of the stock market.) In that environment, investors may well end up scrambling to buy the high-quality, stable growth companies that populate Sovereign Achievers Fund.

                             A L0OK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Achievers Fund. Total return is a performance measure that equals the sum of all dividend and capital gains assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.


                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                                       LIFE
                                                 ONE     FIVE           OF
                                                YEAR     YEARS         FUND
                                                ----     -----         ----
John Hancock Sovereign Achievers Fund:
  Class A                                      10.26%    25.16%(1)      N/A
John Hancock Sovereign Achievers Fund:
  Class B                                      10.30%    78.28%       85.73%(2)

                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                                       LIFE
                                                ONE      FIVE           OF
                                                YEAR     YEARS         FUND
                                                ----     -----         ----

John Hancock Sovereign Achievers Fund:
  Class A                                      10.26%    6.18%(1)       N/A
John Hancock Sovereign Achievers Fund:
  Class B                                      10.30%   12.26%         7.61%(2)

                              NOTES TO PERFORMANCE

(1) Class A shares started on January 3, 1992.
(2) Class B shares started on April 22, 1987.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign Achievers Fund would be worth on October 31, 1995, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.

[Sovereign Achievers Fund
Class A shares

Line chart with the heading Sovereign Achievers Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $15,510 as of October 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Achievers Fund on January 3, 1992, before sales charge, and is equal to $12,868 as of October 31, 1995. The third line represents the Sovereign Achievers Fund after sales charge and is equal to $12,181 as of October 31, 1995.

Sovereign Achievers Fund
Class B shares*

Line chart with the heading Sovereign Achievers Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $26,078 as of October 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Achievers Fund on April 22, 1987, before contingent deferred sales charge, and is equal to $18,144 as of October 31, 1995.

*No contingent deferred sales charge applicable.]

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund


THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $100,826,204) .......................      $111,913,000
   Joint repurchase agreement (cost - $3,126,000) ............         3,126,000
   Corporate savings account .................................            11,466
                                                                    ------------
                                                                     115,050,466
  Receivable for shares sold .................................            74,422
  Interest receivable ........................................               508
  Dividends receivable .......................................            71,250
  Other assets ...............................................             1,328
                                                                    ------------
                    Total Assets .............................       115,197,974
                    ------------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased .............................            91,346
  Payable for investments purchased ..........................         1,077,100
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B .......................................           113,854
  Accounts payable and accrued expenses ......................            46,009
                                                                    ------------
                    Total Liabilities ........................         1,328,309
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in ............................................       101,872,756
  Accumulated net realized gain on investments ...............           910,113
  Net unrealized appreciation of investments .................        11,086,796
                                                                    ------------
                    Net Assets ...............................      $113,869,665
                    ============================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
  Class A - $27,691,989 / 2,168,607 ..........................      $      12.77
================================================================================
  Class B - $86,177,676 / 6,790,262 ..........................      $      12.69
================================================================================
MAXIMUM OFFERING PRICE *
  Class - A ($12.77 x 105.26%) ...............................      $      13.44
================================================================================

* On a single retail sale of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $2,000) .......     $ 1,979,608
  Interest .....................................................         526,784
                                                                     -----------
                                                                       2,506,392
                                                                     -----------
  Expenses:
   Distribution/service fee - Note B
     Class A ...................................................          74,479
     Class B ...................................................         873,032
   Investment management fee - Note B ..........................         866,401
   Transfer agent fee - Note B .................................         323,804
   Custodian fee ...............................................          40,301
   Printing ....................................................          29,877
   Trustees' fees ..............................................          22,566
   Auditing fee ................................................          22,500
   Registration and filing fees ................................          13,675
   Miscellaneous ...............................................           7,889
   Legal .......................................................           1,172
                                                                     -----------
                    Total Expenses .............................       2,275,696
                                                                    ------------
                    Net Investment Income ......................         230,696
                    ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold ........................         890,733
  Change in net unrealized appreciation/depreciation
   of investments ..............................................      11,617,034
                                                                     -----------
                    Net Realized and Unrealized
                    Gain on Investments ........................      12,507,767
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..................     $12,738,463
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund

STATEMENT OF CHANGES IN NET ASSETS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                           YEAR ENDED OCTOBER 31,
                                                                                                        ---------------------------
                                                                                                            1995            1994
                                                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ............................................................................    $    230,696   $    439,388
  Net realized gain on investments sold ............................................................         890,733      5,079,274
  Change in net unrealized appreciation/depreciation of investments ................................      11,617,034     (4,547,665)
                                                                                                        ------------   ------------
   Net Increase  in Net Assets Resulting from Operations ...........................................      12,738,463        970,997
                                                                                                        ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.1015 and $0.0985 per share, respectively) .........................................        (213,064)      (192,364)
   Class B - ($0.0287 and $0.0196 per share, respectively) .........................................        (216,094)      (155,215)
  Distributions from net realized gain on investments sold
   Class A - ($0.5222 and $0.4437 per share, respectively) .........................................        (999,954)      (865,748)
   Class B - ($0.5222 and $0.4437 per share, respectively) .........................................      (4,061,492)    (3,478,874)
                                                                                                        ------------   ------------
  Total Distributions to Shareholders ..............................................................      (5,490,604)    (4,692,201)
                                                                                                        ------------   ------------

FROM FUND SHARE TRANSACTIONS-- NET* ................................................................     (11,101,562)     4,219,619
                                                                                                        ------------   ------------

NET ASSETS:
  Beginning of period ..............................................................................     117,723,368    117,224,953
                                                                                                        ------------   ------------
  End of period (including undistributed net investment income of none and $198,462, respectively)..    $113,869,665   $117,723,368
                                                                                                        ============   ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:                                                   YEAR ENDED OCTOBER 31,
                                                                      ----------------------------------------------------------
                                                                               1995                             1994
                                                                      -------------------------       --------------------------
                                                                        SHARES        AMOUNT            SHARES         AMOUNT
                                                                      ----------   ------------       ----------    ------------
CLASS A
  Shares sold......................................................      665,977   $  8,286,634        2,105,977    $ 25,842,725
  Shares issued to shareholders in reinvestment of distributions...      106,291      1,186,137           85,071       1,034,292
                                                                      ----------   ------------       ----------    ------------
                                                                         772,268      9,472,771        2,191,048      26,877,017
  Less shares repurchased..........................................     (542,110)    (6,600,356)      (2,139,424)    (26,191,185)
                                                                      ----------   ------------       ----------    ------------
  Net increase.....................................................      230,158   $  2,872,415           51,624    $    685,832
                                                                      ==========   ============       ==========    ============
CLASS B
  Shares sold......................................................      531,328   $  6,390,883        1,454,076    $ 17,601,685
  Shares issued to shareholders in reinvestment of distributions...      360,515      3,973,464          281,030       3,417,866
                                                                      ----------   ------------       ----------    ------------
                                                                         891,843     10,364,347        1,735,106      21,019,551
  Less shares repurchased..........................................   (2,003,631)   (24,338,324)      (1,456,639)    (17,485,764)
                                                                      ----------   ------------       ----------    ------------
  Net increase (decrease)..........................................   (1,111,788)  $(13,973,977)         278,467    $  3,533,787
                                                                      ==========   ============       ==========    ============

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD DURING THE PERIOD, ALONG WITH THE CORRESPONDING DOLLAR VALUE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                          YEAR ENDED OCTOBER 31,
                                                                         --------------------------------------------------------
                                                                           1995         1994       1993         1992        1991
                                                                         -------      -------    -------      -------     -------
CLASS A**
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period..............................     $ 12.02      $ 12.39    $ 10.99      $ 12.81
                                                                         -------      -------    -------      -------
  Net Investment Income ............................................        0.08(a)      0.10       0.08(a)      0.06(a)
  Net Realized and Unrealized Gain (Loss) on Investments............        1.29         0.07       1.34        (0.06)
                                                                         -------      -------    -------      -------
  Total from Investment Operations..................................        1.37         0.17       1.42         0.00
                                                                         -------      -------    -------      -------
  Less Distributions:
  Dividends from Net Investment Income..............................       (0.10)       (0.10)    (0.02)        (0.07)
  Distributions from Net Realized Gain on Investments Sold..........       (0.52)       (0.44)       --         (1.74)
  Distributions from Capital Paid-In................................        --           --          --         (0.01)
                                                                         -------      -------    -------      -------
  Total Distributions...............................................       (0.62)       (0.54)     (0.02)       (1.82)
                                                                         -------      -------    -------      -------
  Net Asset Value, End of Period....................................     $ 12.77      $ 12.02    $ 12.39      $ 10.99
                                                                         =======      =======    =======      =======
  Total Investment Return at Net Asset Value (c)....................       12.21%        1.35%     12.97%        0.19%(b)
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted).........................     $27,692      $23,292    $23,372      $ 1,771
  Ratio of Expenses to Average Net Assets...........................        1.46%        1.53%      1.60%        1.73%*
  Ratio of Net Investment Income to Average Net Assets..............        0.69%        0.83%      0.64%        0.62%*
  Portfolio Turnover Rate...........................................          65%          60%        71%         246%

CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period..............................     $ 11.95      $ 12.31    $ 10.97      $ 11.71     $  9.22
                                                                         -------      -------    -------      -------     -------
  Net Investment Income ............................................        0.01(a)      0.03       0.02(a)      0.01(a)     0.07
  Net Realized and Unrealized Gain on Investments...................        1.28         0.07       1.33         1.05        2.67
                                                                         -------      -------    -------      -------     -------
  Total from Investment Operations..................................        1.29         0.10       1.35         1.06        2.74
                                                                         -------      -------    -------      -------     -------
  Less Distributions:
  Dividends from Net Investment Income..............................      (0.03)        (0.02)     (0.01)       (0.03)      (0.20)
  Distributions from Net Realized Gain on Investments Sold..........      (0.52)        (0.44)       --         (1.76)      (0.05)
  Distributions from Capital Paid-In................................        --            --         --         (0.01)        --
                                                                         -------      -------    -------      -------     -------
  Total Distributions...............................................      (0.55)        (0.46)     (0.01)       (1.80)      (0.25)
                                                                         -------      -------    -------      -------     -------
  Net Asset Value, End of Period....................................     $ 12.69      $ 11.95    $ 12.31      $ 10.97     $ 11.71
                                                                         =======      =======    =======      =======     =======
  Total Investment Return at Net Asset Value (c)....................       11.51%        0.78%     12.34%        7.22%      30.21%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted).........................     $86,178      $94,431    $93,853      $23,525     $21,826
  Ratio of Expenses to Average Net Assets...........................        2.11%        2.10%      2.09%        2.27%       2.24%
  Ratio of Net Investment Income to Average Net Assets..............        0.06%        0.25%      0.17%        0.10%       0.66%
  Portfolio Turnover Rate...........................................          65%          60%        71%         246%        217%

  * On an annualized basis.
 ** Class A shares commenced operations on January 3, 1992.
(a) On average month end shares outstanding.
(b) Not annualized.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund


THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE SOVEREIGN ACHIEVERS FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO TWO MAIN
CATEGORIES: COMMON STOCKS AND SHORT-TERM INVESTMENTS. THE MAIN CATEGORY OF COMMON STOCKS IS FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
October 31, 1995
Per share earnings and dividends and their compound growth rates as well as price/earnings ratios are shown for the most recently reported five year periods on common stocks, but are not audited.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


                                                                                       COMPOUND
 NUMBER                                                                                 GROWTH      MARKET
OF SHARES                COMMON STOCKS (98.28%)                                          RATE       VALUE
ADVERTISING (3.40%)
100,000    Interpublic Group of Cos., Inc. (The) ...............................                  $3,875,000
                                                                                                  ----------
           One of the largest advertising agencies in the world.
           Earnings P/S .........................  $1.23, 1.43, 1.49, 1.79, 2.04         13.5%
           Dividends P/S ........................       $.41, .45, .49, .55, .61         10.4%
           Price/Earnings Ratio..................                           18.6

Banks (5.76%)
 50,000*   BankAmerica Corp.....................................................                   2,875,000
           Provides retail and wholesale banking services in the Western United
           States and other select markets.
           Earnings P/S .........................  $4.55, 4.27, 4.77, 5.17, 6.15          7.8%
           Dividends P/S ........................  $1.20, 1.30, 1.40, 1.60, 1.84         11.3%
           Price/Earnings Ratio..................                            9.6
125,000    Norwest Corp. .......................................................                   3,687,500
           Minneapolis-based superregional bank.
           Earnings P/S .........................   $.94, 1.58, 1.75, 2.16, 2.67         29.8%
           Dividends P/S ........................       $.47, .54, .64, .77, .90         17.6%
           Price/Earnings Ratio..................                           11.9
                                                                                                  ----------
                                                                                                   6,562,500
                                                                                                  ----------
CAPITAL GOODS (7.82%)
 35,000*   Emerson Electric Co..................................................                   2,493,750
           Long-established manufacturer of electrical and electronic products.
           Earnings P/S .........................  $2.83, 2.96, 3.15, 4.04, 4.16         10.1%
           Dividends P/S ........................  $1.34, 1.40, 1.47, 1.60, 1.84          8.3%
           Price/Earnings Ratio..................                           17.7
 40,000*   Illinois Tool Works, Inc.............................................                   2,325,000
           Manufacturer of industrial components and other specialty products and equipment for high-volume manufacturing.
           Earnings P/S .........................  $1.63, 1.68, 1.78, 2.22, 3.17         18.1%
           Dividends P/S ........................       $.40, .45, .49, .54, .62         11.6%
           Price/Earnings Ratio..................                           18.7
150,000    Myers Industries, Inc. ..............................................                   2,156,250
           Manufacturer of polymer and metal products for the transportation industries.
           Earnings P/S .........................     $.65, .80, .84, 1.02, 1.00         11.4%
           Dividends P/S ........................       $.09, .10, .11, .13, .14         11.7%
           Price/Earnings Ratio..................                           13.9
 85,000    Stewart & Stevenson Services, Inc. ..................................                   1,933,750
           Leading manufacturer of custom diesel and gas turbine power systems.
           Earnings P/S .........................  $1.03, 1.23, 1.54, 1.90, 2.09         19.4%
           Dividends P/S ........................       $.14, .18, .22, .26, .30         21.0%
           Price/Earnings Ratio..................                           10.8
                                                                                                  ----------
                                                                                                   8,908,750
                                                                                                  ----------
CHEMICALS - DIVERSIFIED (7.32%)
 50,000*   Air Products & Chemicals, Inc. ......................................                   2,581,250
           Produces and distributes industrial gases.
           Earnings P/S .........................  $2.23, 2.45, 1.76, 2.05, 3.29         10.2%
           Dividends P/S ........................      $.75, .83, .89, .95, 1.01          7.7%
           Price/Earnings Ratio..................                           16.7
100,000    Ecolab Inc. .........................................................                   2,900,000
           Leading developer/marketer of cleaning products.
           Earnings P/S .........................    $.93, .95, 1.17, 1.35, 1.34          9.6%
           Dividends P/S ........................      $ .35, .36, .38, .44, .50          9.3%
           Price/Earnings Ratio..................                           21.7
 60,000*   Sigma-Aldrich Corporation............................................                   2,850,000
           Manufactures and distributes biochemical and organic products for research and diagnostic purposes.
           Earnings P/S .........................  $1.25, 1.85, 2.08, 2.21, 2.52         19.2%
           Dividends P/S ........................       $.20, .23, .26, .30, .34         14.2%
           Price/Earnings Ratio..................                           18.1
                                                                                                  ----------
                                                                                                   8,331,250
                                                                                                  ----------
COMMERCIAL SERVICES (8.33%)
 50,000*   Alco Standard Corporation ...........................................                   4,425,000
           Distributes office products and paper products.
           Earnings P/S ........................  $1.95, 2.22, (.05), 1.12, 3.63         16.8%
           Dividends P/S .......................       $.85, .89, .93, .97, 1.01          4.4%
           Price/Earnings Ratio.................                            24.8
 30,000*   Cintas Corporation...................................................                   1,260,000
           Designs, plans and implements corporate-identity uniform rentals and sales throughout the U.S.
           Earnings P/S ........................      $.69, .85, .99, 1.18, 1.40         19.4%
           Dividends P/S .......................       $.095, .11, .14, .17, .20         20.5%
           Price/Earnings Ratio.................                            32.1
125,000    Sysco Corp. .........................................................                   3,796,875
           Largest distributor of foodservice products.
           Earnings P/S ........................     $.86, .95, 1.10, 1.24, 1.42         13.4%
           Dividends P/S .......................        $.14, .22, .28, .36, .44         33.2%
           Price/Earnings Ratio.................                            21.2
                                                                                                  ----------
                                                                                                   9,481,875
                                                                                                  ----------
CONSUMER DURABLES (1.27%)
100,000    Juno Lighting, Inc. .................................................                   1,450,000
                                                                                                  ----------
           Manufactures/markets full line of recessed and track lighting fixtures.
           Earnings P/S ........................      $.70, .80, .95, 1.18, 1.13         12.7%
           Dividends P/S .......................        $.14, .19, .23, .26, .30         21.0%
           Price/Earnings Ratio.................                            13.1

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund


                                                                                       COMPOUND
 NUMBER                                                                                 GROWTH      MARKET
OF SHARES                COMMON STOCKS                                                   RATE       VALUE
CONSUMER NON-DURABLES (14.66%)
 35,000*   Kimberly-Clark Corporation...........................................                 $ 2,541,875
           Leading producer of consumer and personal care products.
           Earnings P/S ........................   $3.01, 3.37, 1.95, 3.55, 3.66          5.0%
           Dividends P/S .......................   $1.45, 1.64, 1.70, 1.75, 1.79          5.4%
           Price/Earnings Ratio.................                            20.3
100,000    McCormick & Co., Inc. ...............................................                   2,475,000
           Manufacturer of spices, mixes, teas, and other food related products.
           Earnings P/S ........................    $.92, 1.09, 1.15, 1.30, 1.23          7.5%
           Dividends P/S .......................        $.28, .38, .44, .48, .52         16.7%
           Price/Earnings Ratio.................                            20.9
 75,000    PepsiCo Inc. ........................................................                   3,956,250
           Second largest soft drink company.
           Earnings P/S ........................   $1.35, 1.63, 1.73, 2.13, 2.42         15.7%
           Dividends P/S .......................        $.46, .51, .61, .68, .76         13.4%
           Price/Earnings Ratio.................                            21.6
 50,000    Procter & Gamble Co. (The)...........................................                   4,050,000
           Produces laundry and cleaning products, personal care items, food, beverages, etc.
           Earnings P/S ........................    $2.43, 2.43, .63, 2.07, 3.93         12.8%
           Dividends P/S .......................   $1.00, 1.08, 1.17, 1.32, 1.50         10.7%
           Price/Earnings Ratio.................                            20.8
125,000    Sara Lee Corp. ......................................................                    3,671,875
           Manufactures brand name packaged foods and consumer products.
           Earnings P/S ........................    $1.41, 1.28, 1.43, .46, 1.66          4.2%
           Dividends P/S .......................        $.47, .50, .58, .64, .68          9.7%
           Price/Earnings Ratio.................                            17.9
                                                                                                 -----------
                                                                                                  16,695,000
                                                                                                 -----------
DIVERSIFIED OPERATIONS (7.04%)
100,000*   Corning Inc. ........................................................                   2,612,500
           Worldwide technology and healthcare services company.
           Earnings P/S ........................     $1.60, 1.69, .72, .54, (.46)         NMF
           Dividends P/S .......................        $.45, .53, .62, .68, .69         11.3%
           Price/Earnings Ratio.................                            15.2
100,000*   Federal Signal Corporation...........................................                   2,237,500
           Manufactures fire trucks and street sweepers, as well as public safety equipment.
           Earnings P/S ........................       $.65, .73, .74, .97, 1.18         16.1%
           Dividends P/S .......................         $.27, .32, .36,.42, .50         16.7%
           Price/Earnings Ratio.................                            19.5
 50,000    General Electric Co. ................................................                   3,162,500
           Dominant force in home appliances, electrical power, and financial services.
           Earnings P/S ........................   $2.54, 2.54, 2.33, 3.31, 3.78         10.5%
           Dividends P/S .......................   $1.02, 1.12, 1.26, 1.44, 1.64         12.6%
           Price/Earnings Ratio.................                            16.7
                                                                                                 -----------
                                                                                                   8,012,500
                                                                                                 -----------
ELECTRONICS (2.60%)
 75,000*   AMP Incorporated ....................................................                 $ 2,943,750
                                                                                                 -----------
           World's largest producer of electronic and electrical connection devices.
           Earnings P/S ........................   $1.24, 1.34, 1.41, 1.62, 1.94         11.8%
           Dividends P/S .......................        $.72, .76, .80, .84, .92          6.3%
           Price/Earnings Ratio.................                            20.2
HEALTHCARE (9.40%)
 80,000    Abbott Laboratories .................................................                   3,180,000
           Major pharmaceutical and healthcare firm.
           Earnings P/S ........................   $1.22, 1.41, 1.63, 1.82, 2.06         14.0%
           Dividends P/S .......................        $.48, .58, .66, .74, .82         14.3%
           Price/Earnings Ratio.................                            19.1
 75,000*   Pfizer, Inc..........................................................                   4,303,125
           Leading ethical pharmaceutical producer.
           Earnings P/S ........................    $1.30, 1.21, .99, 2.01, 2.39         16.4%
           Dividends P/S .......................       $.66, .74, .84, .94, 1.04         12.0%
           Price/Earnings Ratio.................                            24.6
 60,000    Schering-Plough Corp. ...............................................                   3,217,500
           Major pharmaceutical corporation.
           Earnings P/S ........................   $1.44, 1.74, 2.05, 2.34, 2.72         17.2%
           Dividends P/S .......................       $.64, .75, .87, .99, 1.13         15.3%
           Price/Earnings Ratio.................                            20.0
                                                                                                 -----------
                                                                                                  10,700,625
                                                                                                 -----------
INFORMATION PROCESSING (3.95%)
 30,000*   Automatic Data Processing, Inc. .....................................                   2,145,000
           Largest independent computing services firm in the U.S.
           Earnings P/S ........................   $1.67, 1.88, 2.13, 2.44, 2.85         14.3%
           Dividends P/S .......................       $.375, .43, .49, .56, .65         14.7%
           Price/Earnings Ratio.................                            24.9
 50,000*   General Motors Class E Stock.........................................                   2,356,250
           Class E stock represents GM's wholly-owned subsidiary Electronic Data
           Systems, a major computer services firm.
           Earnings P/S ........................   $1.10, 1.29, 1.46, 1.64, 1.89         14.5%
           Dividends P/S .......................        $.28, .32, .36, .40, .48         14.4%
           Price/Earnings Ratio.................                            25.4
                                                                                                 -----------
                                                                                                   4,501,250
                                                                                                 -----------
INSURANCE (4.75%)
 50,000*   AFLAC  Incorporated..................................................                   2,037,500
           Large holding company with insurance and broadcasting interests.
           Earnings P/S ........................   $1.38, 1.72, 2.16, 2.72, 3.40         25.3%
           Dividends P/S .......................        $.30, .34, .39, .45, .51         14.2%
           Price/Earnings Ratio...... ..........                            12.4
 40,000    American International Group, Inc ...................................                   3,375,000
           Leading global insurance company.
           Earnings P/S ........................   $3.20, 3.28, 3.92, 4.43, 5.10         12.4%
           Dividends P/S .......................        $.21, .24, .26, .29, .32         11.1%
           Price/Earnings Ratio.................                            16.9
                                                                                                 -----------
                                                                                                   5,412,500
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund


                                                                                       COMPOUND
 NUMBER                                                                                 GROWTH      MARKET
OF SHARES                COMMON STOCKS                                                   RATE       VALUE
PACKAGING (2.80%)
 75,000*   Bemis Company, Inc...................................................                 $  1,950,000
           Producer of a broad range of flexible packaging and equipment and pressure sensitive materials.
           Earnings P/S ........................     $.98, 1.14, .84, 1.33, 1.55         12.1%
           Dividends P/S .......................        $.42, .46, .50, .54, .64         11.1%
           Price/Earnings Ratio.................                            16.7
 50,000*   Sonoco Products, Co..................................................                    1,237,500
           Manufactures packaging products for consumer and industrial markets worldwide.
           Earnings P/S ........................    $1.07, 1.13, .99, 1.26, 1.65         11.4%
           Dividends P/S .......................        $.43, .44, .48, .50, .53          5.4%
           Price/Earnings Ratio.................                            14.9
                                                                                                 ------------
                                                                                                    3,187,500
                                                                                                 ------------
PUBLISHING (5.23%)
 92,000    A.H. Belo Corp. .....................................................                    3,185,500
           Publishes 8 newspapers and operates 6 TV stations.
           Earnings P/S ........................     $.51, .82, 1.06, 1.44, 1.74         35.9%
           Dividends P/S .......................        $.26, .27, .28, .30, .32          5.3%
           Price/Earnings Ratio.................                            20.4
 50,000*   Reuters Holdings PLC, American
           Depository Receipts (ADR)............................................                    2,775,000
           International news and information organization.
           Earnings P/S ........................   $1.18, 1.47, 1.60, 2.04, 2.41         19.6%
           Dividends P/S .......................       $.53, .64, .66, .78, 1.00         17.2%
           Price/Earnings Ratio.................                            23.0
                                                                                                 ------------
                                                                                                    5,960,500
                                                                                                 ------------
RECREATION (2.02%)
 40,000*   Walt Disney Co. (The)................................................                    2,305,000
                                                                                                 ------------
           Diversified international, family entertainment company.
           Earnings P/S ........................   $1.30, 1.44, 1.79, 1.47, 2.53         18.1%
           Dividends P/S .......................        $.17, .20, .24, .29, .35         19.8%
           Price/Earnings Ratio.................                            22.8
RETAIL (6.41%)
 50,000*   Home Depot, Inc. (The)...............................................                    1,862,500
           Operates retail warehouse-type stores selling building and home improvement products.
           Earnings P/S ........................      $.52, .71, .95, 1.18, 1.42         28.5%
           Dividends P/S .......................        $.04, .06, .08, .11, .15         39.2%
           Price/Earnings Ratio.................                            28.4
125,000*   Pep Boys-Manny, Moe & Jack ..........................................                    2,734,375
           Retailer of automotive parts and accessories, automotive maintenance, and service and installation of parts.
           Earnings P/S ........................      $.60, .82, .97, 1.21, 1.32         21.8%
           Dividends P/S .......................        $.13, .14, .15, .17, .19         10.0%
           Price/Earnings Ratio.................                            18.1
125,000    Wal-Mart Stores, Inc. ...............................................                    2,703,125
           Operates a chain of discount department stores.
           Earnings P/S ........................      $.62, .77, .93, 1.08, 1.23         18.7%
           Dividends P/S .......................        $.09, .11, .13, .16, .19         20.5%
           Price/Earnings Ratio.................                            19.3
                                                                                                 ------------
                                                                                                    7,300,000
                                                                                                 ------------
TELECOMMUNICATIONS (5.52%)
100,000*   Century Telephone Enterprises, Inc. .................................                 $  2,900,000
           Holding company provides local telephone services in designated areas in 15 states.
           Earnings P/S ........................    $.72, 1.09, 1.39, 1.59, 2.12         31.0%
           Dividends P/S .......................     $.28, .2868, .2932,.31, .32          3.4%
           Price/Earnings Ratio.................                            13.9
 80,000*   Frontier Corporation.................................................                    2,160,000
           Holding company providing long distance telecommunication services nationally.
           Earnings P/S ........................   $1.14, 1.01, 1.15, 1.50, 1.02          NMF
           Dividends P/S .......................        $.75, .77, .79, .81, .83          2.6%
           Price/Earnings Ratio.................                            26.2
35,000*    Royal PTT Nederland NV (ADR).. ......................................                    1,225,000
           Provides postal and telecommunications throughout the Netherlands.
           Earnings P/S ........................   $3.42, 3.49, 3.59, 3.86, 4.42          6.6%
           Dividends P/S .......................   $1.36, 1.40, 1.45, 1.95, 2.30         14.0%
           Price/Earnings Ratio.................                             8.0
                                                                                                 ------------
                                                                                                    6,285,000
                                                                                                 ------------
                                                             TOTAL COMMON STOCKS
                                                             (Cost $100,826,204)                  111,913,000
                                                                                                 ------------

 PAR VALUE
  (000's   SHORT-TERM                                                                 INTEREST
 OMITTED)  INVESTMENTS (2.76%)                                                          RATE
 --------                                                                             --------
$3,126     JOINT REPURCHASE AGREEMENT (2.75%)
           Investment in a joint repurchase agreement transaction with SBC
           Capital Markets - Dated 10-31-95, Due 11-01-95 (secured by U.S.
           Treasury Bond, 8.750% Due 05-15-17, and by U.S. Treasury Note, 5.75%
           Due 09-30-97) Note A ................................................         5.89%      3,126,000
                                                                                                 ------------
           CORPORATE SAVINGS ACCOUNT (0.01%)
           Investors Bank & Trust Company Daily Interest Savings Account Current
           Rate 3.00%...........................................................                       11,466
                                                                                                 ------------
               TOTAL SHORT-TERM INVESTMENTS                                                         3,137,466
                                                                                                 ------------
                   TOTAL INVESTMENTS                                                  (101.04%)  $115,050,466
                                                                                       =======   ============

* Securities, other than short-term investments, newly added to the portfolio during the year ended October 31, 1995.

NMF No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Sovereign Achievers Fund (the "Fund"), John Hancock Gold & Government Fund, John Hancock Regional Bank Fund, John Hancock Sovereign U.S. Government Income Fund and John Hancock Managed Tax-Exempt Fund. Prior to January 1, 1995, John Hancock Gold & Government Fund was known as John Hancock Freedom Gold & Government Fund and John Hancock Regional Bank Fund was known as John Hancock Freedom Regional Bank Fund.

     The Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights to such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund


class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.65% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser has entered into a service agreement with Sovereign Asset Management Corporation ("SAMCORP") an affiliate of the Adviser, to provide certain investment research and portfolio management services to the Fund, for which the Adviser pays SAMCORP 40% of its management fee.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

     John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. Prior to January 1, 1995 JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $62,799. Out of this amount, $9,734 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $24,390 was paid as sales commissions to unrelated brokers-dealers, and $28,675 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include FDC, Tucker Anthony and Sutro.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges paid to JH Funds amounted to $251,285.

     In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for their distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B shares was decreased to 0.85% during the period from November 1, 1994 through January 31, 1995.

     The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc.

     Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.30% and 0.27%

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund


of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out-of-pocket expenses incurred by Fund Services on behalf of the Fund. For the period January 1, 1995 through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $70,404 for Class A and $252,765 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

     Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended October 31, 1995, aggregated $70,174,317 and $80,539,940, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1995.

     The cost of investments owned at October 31, 1995 (including the joint repurchase agreement) for Federal income tax purposes was $103,952,204. Gross unrealized appreciation and depreciation of investments aggregated $15,561,474 and $4,474,678, respectively, resulting in net unrealized appreciation of $11,086,796.

                  John Hancock Funds - Sovereign Achievers Fund


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock
Sovereign Achievers Fund and the
Board of Trustees of Freedom Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for the per share earnings and dividends, their compound growth rates and price/earnings ratios), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Sovereign Achievers Fund (the "Fund") (a portfolio of Freedom Investment Trust) at October 31, 1995, the results of its operations, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
December 14, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1995.

     The Fund designated distributions to shareholders of $3,279,085 as a long-term capital gain. These amounts were reported on the 1994 U.S. Treasury Department form 1099-DIV. It is anticipated that there will be a distribution from net realized gains from sales of securities to shareholders of record on December 22, 1995 and payable December 28,1995. Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

     For the fiscal year ended October 31, 1995, 100% of the ordinary income distributions qualify for the corporate dividends received deduction.

                  JOHN HANCOCK FUNDS - SOVEREIGN ACHIEVERS FUND

HISTORICAL DATA (UNAUDITED)
The table below shows the record of the Fund from its inception in 1987.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

CLASS A                                       PER SHARE
 YEAR                            -----------------------------------
 ENDED            SHARES                    NET ASSET  CAPITAL GAINS
OCT. 31        OUTSTANDING       DIVIDENDS    VALUE    DISTRIBUTION
-------        -----------       ---------    -----    ------------
1992(1)           161,120         $0.070     $10.99      $  1.74
1993            1,886,825          0.024      12.39         --
1994            1,938,449          0.099      12.02         0.44
1995            2,168,607          0.107      12.77       0.5169

CLASS B                                       PER SHARE
 YEAR                            -----------------------------------
 ENDED            SHARES                    NET ASSET  CAPITAL GAINS
OCT. 31        OUTSTANDING       DIVIDENDS    VALUE    DISTRIBUTION
-------        -----------       ---------  ---------  -------------
1987(2)        1,680,681          $0.020      $ 8.34       $  --
1988           1,450,348           0.090       10.29          0.14
1989           2,067,791           0.120       11.52          0.09
1990           1,920,447           0.200        9.22          0.28
1991           1,863,882           0.200       11.71          0.05
1992           2,144,696           0.030       10.97          1.76
1993           7,623,583           0.013       12.31          --
1994           7,902,050           0.020       11.95          0.44
1995           6,790,262           0.034       12.69        0.5169

(1) For the period January 3, 1992 (commencement of operations) to October 31, 1992.

(2) For the period April 22, 1987 (commencement of operations) to October 31, 1987.

DIVIDEND INCREASES (UNAUDITED)
Listed below are the most recent dividend increases for the common stocks held in the Sovereign Achievers Fund as of October 31, 1995.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                   PERCENT OF
                                                               DIVIDEND INCREASE
                                                               -----------------
Abbott Laboratories ........................................           10.5%
AFLAC ......................................................           13.0
A.H. Belo Corp. ............................................            6.7
Air Products ...............................................            6.1
Alco Standard ..............................................            7.7
American International Group ...............................           10.8
AMP, Inc. ..................................................            9.5
Automatic Data Processing ..................................           16.7
BankAmerica ................................................           15.0
Bemis ......................................................           18.5
Century Telephone ..........................................            3.1
Cintas .....................................................           17.7
Corning, Inc. ..............................................            5.9
Disney .....................................................           20.0
Ecolabs ....................................................           13.6
Emerson Electric ...........................................           14.0
Federal Signal Corp. .......................................           19.1
Frontier Corp. .............................................            2.5
General Electric ...........................................           13.9
General Motors, Cl E .......................................            8.3
Home Depot .................................................           25.0
Interpublic Group ..........................................           10.7
Illinois Tool Works ........................................           13.3
Juno Lighting ..............................................           14.3
Kimberly Clark .............................................            2.3
McCormick ..................................................            8.3
Myers Industries ...........................................            9.9
Norwest Bank ...............................................           14.3
PepsiCo ....................................................           11.1
Pep Boys ...................................................           11.8
Pfizer, Inc. ...............................................           10.6
Procter & Gamble ...........................................           14.3
Royal PTT Nederland ........................................           18.0
Rueters Holdings ...........................................           28.2
Sara Lee Corp. .............................................           11.8
Schering-Plough ............................................           13.7
Sigma-Aldrich ..............................................            9.1
Sonoco Products ............................................           12.5
Stewart & Stevensen ........................................           14.3
Sysco ......................................................           22.2
Wal-Mart Stores ............................................           17.7

The average dividend increase for this group was 12.83%

                                                                     Bulk Rate
[LOGO] JOHN HANCOCK FUNDS                                          U.S. Postage
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--------------------------------------------------------------------------------
     This report is for the information of shareholders of the John Hancock Sovereign Achievers Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


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Paper."]

                                                                 JHD 3500A 10/95
                                                                           12/95